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                                                                EXHIBIT 10.1




                                1ST AMENDMENT TO
                         THE EXCLUSIVE LICENSE AGREEMENT


                                     BETWEEN


                   THE REGENTS OF THE UNIVERSITY OF CALIFORNIA


                                       AND


                             COLLATERAL THERAPEUTICS


                               UC CASE NO. 98-128
                            AGREEMENT NO. 97-04-0349


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            1ST AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT FOR GENE

                      THERAPY FOR CONGESTIVE HEART FAILURE

This first amendment (First Amendment) is effective this 11th day of March 1999 between The Regents of the University of California ("The Regents"), a California corporation, having its statewide administrative offices at 1111 Franklin Street, 12th Floor, Oakland, California 94607- 5200 and Collateral Therapeutics ("Licensee"), a Delaware corporation, having a principal place of business at 11622 El Camino Real, San Diego California 92130.

                                    RECITALS

Licensee and The Regents entered into a license agreement entitled "Exclusive License Agreement for Gene Therapy for Congestive Heart Failure" effective on January 22, 1997 (U.C. Agreement Control Number 97-04-0349) (the "Agreement").

Licensee has requested that some provisions of Article 5 (Due Diligence) be extended so that Licensee can remain in compliance with the Agreement and achieve product approval under feasible diligence provisions. The Regents has agreed to this First Amendment so that the products licensed under the Agreement may be developed for the benefit of the general public.

The Regents and the Licensee agree as follows:

Subparagraphs 5.3.1 through 5.3.4 of Article 5 (Due Diligence) are removed in their entirety from the Agreement and replaced with the following:

     5.3.1 file an investigational new drug application in Europe or with the U.S. Food and Drug Administration on or before June 30, 2000;

     5.3.2 begin phase I (small-scale) clinical trials in Europe or in the United States for Patent Products on or before October 31, 2000;

     5.3.3 submit a Phase III (large scale) clinical trial protocol to the U.S. Food and Drug Administration on or before July 31, 2002;

     5.3.4 apply for marketing approval in the United States for Patent Products on or before October 31, 2004;

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This First Amendment does not, expressly or by implication, affect any other provision of the Agreement in any way.

The Regents and Licensee have executed this First Amendment, in duplicate originals, by their respective and duly authorized officers on the day and year written below.


COLLATERAL THERAPUETICS                THE REGENTS OF THE UNIVERSITY
                                              OF CALIFORNIA

By /s/ Jack W. Reich, PH.D.            By /s/ Candace L. Voelker
   --------------------------             ---------------------------
          (Signature)                             (Signature)


Name  Jack W. Reich                    Name  Candace L. Voelker

Title President and CEO                Title Associate Director
                                             Office of Technology Transfer

Date April 8, 1999                     Date  April 23, 1999
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